                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) March 30, 2000



                Bear Stearns Commercial Mortgage Securities Inc.
                ------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            Delaware                    333-61783                3411414
----------------------------    ------------------------    ----------------
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
      OF INCORPORATION)                  NUMBER)            IDENTIFICATION NO.)



                       245 Park Avenue, New York, NY 10167
                    ----------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 272-2000






                         Exhibit Index located on Page 4



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Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)   Not applicable.

         (b)   Not applicable.

         (c)   Exhibits.

               (See attached Exhibit Index.)























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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         BEAR STEARNS COMMERCIAL
                                         MORTGAGE SECURITIES INC.


                                         By: /s/ Michael A. Forastiere
                                             ---------------------------
                                             Name: Michael A. Forastiere
                                             Title: Vice-President




Dated:  March 30, 2000
















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                                  EXHIBIT INDEX


Item 601(a) of Regulation S-K

Exhibit No.                        Description                            Page
-----------                        -----------                            ----

   99.1 Amendment No. 1 to Pooling and Servicing Agreement dated as of March 30, 2000, among Bear Stearns Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as servicer, GMAC Commercial Mortgage Corporation, as special servicer, LaSalle Bank National Association, as trustee, ABN AMRO Bank N.V., as fiscal agent, and Norwest Bank Minnesota, National Association, as paying agent


















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